UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VAUGHAN NELSON FUNDS

Vaughan Nelson Emerging Markets Opportunities Fund

(Institutional Class - ADVMX)

Vaughan Nelson International Small Cap Fund

(Advisor Class - ADVIX)

(Institutional Class - ADVLX)

ANNUAL REPORT

OCTOBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Fund at (888) 660-6610 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 660-6610 if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Table of Contents

Vaughan Nelson Emerging Markets Opportunities Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	5
Vaughan Nelson International Small Cap Value Fund
Letter to Shareholders	10
Fund Performance	12
Schedule of Investments	14
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Examples	50

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vaughan Nelson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.vaughannelson.com

Dear Shareholder,

Over the last twelve months, emerging market (EM) small-mid cap equities bounced back from a difficult period during 2018, when the markets sold off during the fourth quarter. While macro issues such as US-China trade tensions and Brexit are not yet resolved, the market is beginning to see a potential end to these issues as well as economic data points which suggest that growth is not deteriorating in major developed countries and emerging market countries such as China, South Korea, and Taiwan. Optimism remains for progress on reforms in India and Brazil and their ability to accelerate economic growth. We believe that our investment process of focusing on undervalued, yet well-capitalized companies with strong balance sheets, attractive business models, and capable management teams should allow us to fare well in the current market environment.

Market & Portfolio Overview

The biggest change over the last 12 months has been a material change in the outlook for interest rates. At the beginning of the period, the market expected three to four 25bps interest rate increases by the Federal Reserve (Fed) this year, resulting from strong growth in the US economy. However, the outlook changed quickly as growth continued to weaken during the period driven by rising trade barriers and increasing geopolitical tensions. The Fed quickly changed course, delivering three rate cuts as an insurance policy to see that the current economic expansion continues. We believe it will take time to see this monetary stimulus result in better economic data points. In most countries, inflation (excluding fuel and energy costs) remains low and under control so we would expect the global trend of interest rates being lower for longer to continue. For instance, we have seen rate cuts in Brazil, China, India, Mexico, South Korea, and Indonesia just to name a few. The recent forecasts from the International Monetary Fund suggest that global GDP growth for 2019 will come in at 3% which is the slowest pace since the global financial crisis. The US-China trade tensions are an estimated 0.8% drag on global growth and other factors such as low productivity growth and aging demographics are causing growth to be lower than previously estimated.

Unlike the previous year when the strengthening US dollar rallied hard against many other currencies, the broad based DXY index1 was essentially flat during the period. The EM currency basket (JP Morgan EM Currency Index2) was down ~1% during the period, although we did see several EM currencies decline more, such as the Brazilian Real. We are becoming more positive about the medium-term prospects in Brazil and India. India for instance is launching significant economic reforms, including a large corporate tax cut, which we see as catalyzing an increase in private sector capex over the medium term. Brazil’s GDP grew by 0.6% in the 3Q19 and with record low interest rates of 5.0%, this suggests that the recovery remains on track with economic growth expected to eclipse 2.0% in 2020.

Portfolio Review

In the past year, the portfolio was hurt by poor country allocation effect in the US (EM stocks listed in the US), Taiwan, Greece, and Brazil, which were countries that underperformed the benchmark. The best performing countries in the benchmark during the period were Greece, Netherlands, Colombia, and Brazil.

From a total allocation standpoint (allocation and selection), the best performing countries in the fund were South Korea, Singapore, and Colombia. Offsetting these positive country contributors were drags from EM stocks listed in the US, Hong Kong, Brazil, and South Africa.

On a sector basis, the top performers for the fund were Health Care and Financials. The primary underperforming sectors for the fund were Industrials, Consumer Staples, Energy, and Utilities.

Outlook

Rising U.S. deficits and slowing private sector fundamentals will further pressure liquidity and ultimately risk assets unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem, the issue is interbank lending and the availability of U.S. dollar funding capacity. We suspect the Fed will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Fed will find itself at a familiar crossroad where it can either choose to control the price of money (i.e. interest rates) or the quantity of money (i.e. U.S. dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

The leading economic indicators we track show economic activity stabilizing in Europe and potentially in China, Taiwan, and Korea. There are tentative signs that actual global industrial growth is bottoming although the improvement remains uneven and the US is lagging a bit behind. The next several months will be critical in determining whether the increasing stability we are seeing in Europe and green shoots in China can spread to the rest of the global economy. For the fourth quarter, we are anticipating further market volatility with risks from modest earnings guidance at a time of liquidity strains in the market. We consistently maintain a high-quality bias and believe that it will help preserve capital should equity market volatility increase going forward. We see the China-U.S. trade saga, Brexit, and a general slowing global growth trend as unresolved issues which, if delayed beyond the current expectations, could cause pressures on the gains we have seen over the last twelve months. Valuations in emerging markets remain attractive for long term investors and we continue to find many interesting investment opportunities. We plan to steer clear of companies where tariffs could potentially become an issue, instead targeting companies that have quality businesses and strong management teams. We look for well capitalized firms who can largely control their own destinies and navigate the current environment with confidence.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/19 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distributors L.P. (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, L.P. (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

[2]	The JP Morgan Emerging Market Currency index is an index (or measure) of the value of a basket of Emerging Market currencies relative to the United States dollar.

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets SMID Cap Index and the MSCI Emerging Markets Index. Effective April 8, 2019, the Fund changed its primary performance benchmark from the MSCI Emerging Markets Index to the MSCI Emerging Markets SMID Cap Index, because the Fund’s Advisor, believes the MSCI Emerging Markets SMID Cap Index more closely reflects the primary investment strategy of the Fund. Effective October 1, 2019, the shares of the Vaughan Nelson Emerging Markets Opportunities Fund were re-designated as Institutional Class shares. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets SMID Cap Index captures mid and small cap representation across 26 Emerging Markets counties. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Year	Since Inception	Inception Date
VN Emerging Markets Opportunities Fund – Institutional Class	0.48%	-1.09%	0.04%	11/01/13
MSCI Emerging Markets SMID Cap Index	10.42%	1.23%	1.46%	11/01/13
MSCI Emerging Markets Index	11.86%	2.93%	2.66%	11/01/13

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited) - Continued

Gross and net expense ratios for the Fund were 1.87% and 1.35%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective October 1, 2019 the Fund no longer charges a redemption fee. Prior to October 1, 2019 shares redeemed within 90 days of purchase was charged a 2.00% redemption fee.

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 96.3%
	BRAZIL — 11.2%
74,401	Banco ABC Brasil S.A.	$334,670
19,209	Cosan Ltd. - Class A *	323,095
131,579	Duratex S.A.	431,105
103,387	Enauta Participacoes S.A.	339,253
155,129	Grendene S.A.	385,647
65,180	Iochpe Maxion S.A.	283,441
61,133	MRV Engenharia e Participacoes S.A.	268,128
111,720	Randon S.A. Implementos e Participacoes	288,319
		2,653,658
	CANADA — 1.9%
38,785	Fairfax India Holdings Corp. *,1	438,658

	CHILE — 1.3%
44,391	Salmones Camanchaca S.A.	318,589

	CHINA — 6.6%
462,501	China Railway Signal & Communication Corp. Ltd. - Class H [1]	276,102
35,000	Chlitina Holding Ltd.	278,667
31,652	ENN Energy Holdings Ltd.	361,101
269,043	Fosun International Ltd.	351,792
353,228	Red Star Macalline Group Corp. Ltd. - Class H [1]	283,020
		1,550,682
	COLOMBIA — 1.3%
25,037	Bancolombia S.A.	304,444

	FRANCE — 1.4%
5,656	Rubis SCA	327,986

	HONG KONG — 8.9%
758,471	Far East Consortium International Ltd.	320,840
308,122	Far East Horizon Ltd.	291,709
35,745	Global Cord Blood Corp.	177,653
127,681	Haier Electronics Group Co., Ltd.	364,538
184,772	NWS Holdings Ltd.	274,991
847,968	Sinopec Kantons Holdings Ltd.	345,680
299,047	Xinyi Glass Holdings Ltd.	336,229
		2,111,640
	INDIA — 6.6%
194,379	GAIL India Ltd.	375,941
336,798	India Grid Trust [1]	445,257
12,328	NIIT Technologies Ltd.	269,010
275,411	Redington India Ltd.	460,481
		1,550,689

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDONESIA — 1.2%
584,800	Bank Mandiri Persero Tbk P.T.	$292,324

	MALAYSIA — 1.3%
245,350	CIMB Group Holdings Bhd	307,919

	MEXICO — 2.6%
252,673	Concentradora Fibra Danhos S.A. de C.V. - REIT	381,180
198,341	Credito Real S.A.B. de C.V. SOFOM ER	243,332
		624,512
	PHILIPPINES — 2.4%
1,102,250	Alliance Global Group, Inc.	249,077
236,582	Metropolitan Bank & Trust Co.	314,941
		564,018
	POLAND — 1.5%
35,760	Powszechny Zaklad Ubezpieczen S.A.	346,048

	SINGAPORE — 2.4%
253,391	Ascendas India Trust	303,585
29,381	BOC Aviation Ltd. [1]	276,030
		579,615
	SOUTH AFRICA — 5.2%
43,133	Barloworld Ltd.	343,553
57,208	Investec PLC	322,407
41,477	JSE Ltd.	356,839
705,835	KAP Industrial Holdings Ltd.	217,209
		1,240,008
	SOUTH KOREA — 16.4%
19,767	Cheil Worldwide, Inc.	420,157
35,164	Hanon Systems	349,968
7,212	Innocean Worldwide, Inc.	398,118
16,316	i-SENS, Inc.	385,049
12,057	KB Financial Group, Inc.	434,045
6,508	LG Corp.	387,985
26,822	NICE Information Service Co., Ltd.	280,511
5,511	S-1 Corp.	443,836
2,003	Samsung SDI Co., Ltd.	390,877
4,858	Woongjin Coway Co., Ltd.	383,312
		3,873,858
	TAIWAN — 15.6%
288,000	Fubon Financial Holding Co., Ltd.	421,355
212,000	Getac Technology Corp.	347,551
269,000	Lite-On Technology Corp.	443,265

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TAIWAN (Continued)
29,000	MediaTek, Inc.	$387,291
25,000	Poya International Co., Ltd.	343,407
76,000	Sinbon Electronics Co., Ltd.	307,529
121,000	Tripod Technology Corp.	467,644
348,440	WPG Holdings Ltd.	441,730
839,000	Yuanta Financial Holding Co., Ltd.	524,350
		3,684,122
	THAILAND — 1.4%
57,400	Bangkok Bank PCL	330,673

	TURKEY — 1.2%
89,294	Ulker Biskuvi Sanayi A.S. *	287,263

	UNITED ARAB EMIRATES — 2.3%
231,038	Aramex PJSC	246,701
255,767	Emaar Properties PJSC	297,251
		543,952
	UNITED KINGDOM — 2.8%
17,775	Mondi PLC	367,577
188,577	Vivo Energy PLC [1]	298,010
		665,587
	UNITED STATES — 0.8%
29,375	Kosmos Energy Ltd.	182,125
	Total Common Stocks
	(Cost $22,773,486)	22,778,370

Principal Amount
	SHORT-TERM INVESTMENTS — 2.2%
$536,840	UMB Money Market Fiduciary, 0.25%2	536,840
	Total Short-Term Investments
	(Cost $536,840)	536,840

	TOTAL INVESTMENTS — 98.5%
	(Cost $23,310,326)	23,315,210

	Other Assets in Excess of Liabilities — 1.5%	344,641
	TOTAL NET ASSETS — 100.0%	$23,659,851

PCL – Public Company Limited

PJSC – Public Joint Stock Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,017,077, which represents 8.53% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	11.2%
Real Estate	7.8%
Oil, Gas & Coal	7.7%
Design, Manufacturing & Distribution	6.6%
Hardware	5.5%
Insurance	4.7%
Automotive	3.9%
Consumer Products	3.7%
Asset Management	3.7%
Institutional Financial Services	3.7%
Media	3.5%
Specialty Finance	3.4%
Construction Materials	3.2%
Utilities	3.1%
Retail - Discretionary	2.9%
Home & Office Products	2.8%
Technology Services	2.3%
Transportation & Logistics	2.0%
Electrical Equipment	1.9%
Capital Goods	1.6%
Semiconductors	1.6%
Apparel & Textile Products	1.6%
Medical Equipment & Devices	1.6%
Containers & Packaging	1.6%
Distributors - Discretionary	1.5%
Transportation Equipment	1.2%
Engineering & Construction Services	1.2%
Health Care Facilities & Services	0.8%
Total Common Stocks	96.3%
Short-Term Investments	2.2%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Over the last twelve months, small-cap international equities bounced back from a difficult period during 2018, when the markets sold off during the fourth quarter. While macro issues such as US-China trade tensions and Brexit are not yet resolved, the market is beginning to see a potential end to these issues as well as economic data points which suggest that growth is not deteriorating in major developed countries including the US, Europe, and Japan. We believe that our investment process of focusing on undervalued, yet well-capitalized companies with strong balance sheets, attractive business models, and capable management teams should allow us to fare well in the current market environment.

Market & Portfolio Overview

The biggest change over the last 12 months has been a material change in the outlook for interest rates. At the beginning of the period, the market expected three to four 25bps interest rate increases by the Federal Reserve (Fed) this year, resulting from strong growth in the US economy. However, the outlook changed quickly as growth continued to weaken during the period driven by rising trade barriers and increasing geopolitical tensions. The Fed quickly changed course, delivering three rate cuts as an insurance policy to see that the current economic expansion continues. We believe it will take time to see this monetary stimulus result in better economic data points. In most countries, inflation (excluding fuel and energy costs) remains low and under control so we would expect the global trend of interest rates being lower for longer to continue. The recent forecasts from the International Monetary Fund suggest that global GDP growth for 2019 will come in at 3%, which is the slowest pace since the global financial crisis. The US-China trade tensions are an estimated 0.8% drag on global growth and other factors such as low productivity growth and aging demographics are causing growth to be lower than previously estimated.

Unlike the previous year, when the strengthening US dollar rallied hard against many other currencies, the broad based DXY index1 was essentially flat during the period. In fact, some relevant currencies for our markets, such as the Japanese Yen and the British Pound, rallied against the US Dollar. The pound for instance has increased 9% from the lows in August as we are nearing a potential Brexit resolution. There is a general election being held in the U.K. on December 12th with the Conservatives led by Boris Johnson indicating that he will try to reintroduce his Brexit deal to Parliament before Christmas. We believe that the three years of uncertainty surrounding this issue have been a drag on hiring and capex investment in the UK and that a resolution could unleash some pent-up activities. In the case of Japan, the economy has been impacted by China’s slowdown, however we believe that the recent consumption tax (applying to nearly all goods and services excluding food) increase from 8% to 10% and its resulting impact should not be particularly material. This is because the Government has introduced offsetting measures including rebates for certain purchases made using electronic payments. Shinzo Abe’s Cabinet also recently approved a 26 trillion Yen economic stimulus package to support the slowing domestic economy including spending on public works to bolster infrastructure in the wake of several recent natural disasters.

Portfolio Review

In the past year, the portfolio was hurt by poor country allocation effect in Norway, France, and Ireland which were countries that underperformed the benchmark. The best performing countries in the benchmark during the period were Israel, New Zealand, and Singapore.

From a total allocation standpoint (allocation and selection), the best performing countries in the fund were Germany, Sweden, United Kingdom, and Japan. Offsetting these positive country contributors were drags from Norway, France, Finland, and Denmark.

On a sector basis, the top performers for the fund were Financials, Energy, Consumer Discretionary, and Communication Services. The primary underperforming sectors for the fund were Real Estate, Information Technology, Industrials, and Consumer Staples.

Outlook

Rising U.S. deficits and slowing private sector fundamentals will further pressure liquidity and ultimately risk assets unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem, the issue is interbank lending and the availability of U.S. dollar funding capacity. We suspect the Fed will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Fed will find itself at a familiar crossroad where it can either choose to control the price of money (i.e. interest rates) or the quantity of money (i.e. U.S. dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

The leading economic indicators we track show economic activity stabilizing in Europe and potentially in China. Japan, on the other hand, remains uncertain and we think it will be a few months to determine the post consumption tax economic impact. The next several months will be critical in determining whether the increasing stability we are seeing in Europe and green shoots in China can spread to the rest of the global economy. For the fourth quarter, we are anticipating further market volatility with risks from modest earnings guidance at a time of liquidity strains in the market. We consistently maintain a high-quality bias and believe that it will help preserve capital should equity market volatility increase going forward. We see the China-U.S. trade saga, Brexit, and a general slowing global growth trend as unresolved issues which, if delayed beyond the current expectations, could cause pressures on the gains we have seen over the last twelve months. That being said, we will continue to seek out specific, high-quality companies whose stock prices underrepresent their full business values.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/19 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distributors L.P. (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, L.P. (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Advisor Class shares, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Advisor Class shares, Institutional Class shares performance may vary. Effective October 1, 2019, the Investor Class shares and Class I shares were re-designated as Advisor Class shares and Institutional Class shares, respectively. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Vaughan Nelson International Small Cap Fund – Advisor Class	5.80%	4.96%	6.88%	03/31/10
Vaughan Nelson International Small Cap Fund – Institutional Class*	5.72%	4.97%	6.90%	12/31/13
MSCI EAFE Index	11.04%	4.31%	5.18%	03/31/10
MSCI EAFE Small Cap Index	8.82%	7.39%	7.88%	03/31/10

*	The performance figures for Institutional Class shares (previously designated as Class I shares) include the performance for the Advisor Class shares (previously designated as Investor Class shares) for the periods prior to the start of the Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited) - Continued

Gross and net expense ratios for the Advisory Class shares were 1.80% and 1.22%, and for Institutional Class shares were 1.73% and 1.15%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.30% and 1.15% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective October 1, 2019 the Fund no longer charges a redemption fee. Prior to October 1, 2019, shares redeemed within 90 days of purchase were charged a 2.00% redemption fee.

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 96.4%
	AUSTRALIA — 3.6%
76,391	Beach Energy Ltd.	$120,163
74,475	Orora Ltd.	158,746
67,684	Tassal Group Ltd.	193,263
		472,172
	DENMARK — 2.8%
9,091	ISS A/S	238,013
1,835	Schouw & Co. A/S	131,676
		369,689
	FINLAND — 0.8%
6,349	Kemira Oyj	103,140

	FRANCE — 6.2%
4,194	Alstom S.A.	181,450
2,477	Devoteam S.A.	210,430
14,325	Elior Group S.A. 1	185,522
8,821	Elis S.A.	168,648
4,816	FIGEAC-AERO *	61,664
		807,714
	GERMANY — 12.1%
7,446	Deutsche EuroShop A.G.	222,861
1,950	Krones A.G.	127,401
2,776	Norma Group S.E.	101,910
13,540	PATRIZIA A.G.	278,206
1,023	Rheinmetall A.G.	123,383
5,318	RIB Software S.E.	138,189
1,979	Stroeer S.E. & Co. KGaA	159,448
9,306	TAG Immobilien A.G.	226,157
4,063	Talanx A.G.	187,261
		1,564,816
	IRELAND — 3.1%
6,807	Smurfit Kappa Group PLC	227,342
16,876	UDG Healthcare PLC	169,169
		396,511
	JAPAN — 28.8%
5,800	Aeon Delight Co., Ltd.	201,987
28,000	Broadleaf Co., Ltd.	157,313
7,330	Daiseki Co., Ltd.	212,930
6,500	Denka Co., Ltd.	187,581
8,980	DTS Corp.	190,182
9,800	Fujitec Co., Ltd.	142,564

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
3,500	Fukuda Denshi Co., Ltd.	$225,973
9,600	FULLCAST Holdings Co., Ltd.	199,909
5,300	Hamakyorex Co., Ltd.	180,839
6,568	Hogy Medical Co., Ltd.	219,175
2,060	Horiba Ltd.	139,011
3,450	Matsumotokiyoshi Holdings Co., Ltd.	121,524
8,100	Nikkon Holdings Co., Ltd.	196,893
8,300	Nohmi Bosai Ltd.	172,788
4,700	OSG Corp.	100,531
3,390	Paramount Bed Holdings Co., Ltd.	129,624
12,200	Raiznext Corp.	123,946
5,913	Ship Healthcare Holdings, Inc.	252,022
13,200	Sun Frontier Fudousan Co., Ltd.	160,604
4,500	TKC Corp.	189,567
5,687	Zenkoku Hosho Co., Ltd.	237,426
		3,742,389
	NETHERLANDS — 2.5%
7,180	Intertrust N.V. 1	136,684
1,559	Koninklijke DSM N.V.	185,039
		321,723
	NORWAY — 6.6%
3,069	Aker A.S.A.	163,076
20,723	Atea A.S.A.	261,842
26,250	Austevoll Seafood A.S.A.	265,073
6,926	Norway Royal Salmon A.S.A.	163,582
		853,573
	SPAIN — 3.2%
12,205	Ebro Foods S.A.	267,941
2,695	Viscofan S.A.	146,162
		414,103
	SWEDEN — 10.3%
76,542	Cloetta A.B. - B Shares	259,900
22,829	Dometic Group A.B. 1	211,950
11,988	Granges A.B.	116,695
6,093	Industrivarden A.B. - C Shares	132,015
23,728	Kungsleden A.B.	215,623
30,918	Nobina A.B. 1	195,850
27,457	Scandi Standard A.B.	201,896
		1,333,929

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWITZERLAND — 1.2%
15,600	OC Oerlikon Corp. A.G.	$160,089

	UNITED KINGDOM — 15.2%
7,194	Avon Rubber PLC	165,499
20,040	Beazley PLC	152,309
4,344	Clarkson PLC	158,680
43,451	Clipper Logistics PLC	123,824
11,146	Close Brothers Group PLC	199,860
141,790	Coats Group PLC	130,954
29,299	Domino's Pizza Group PLC	108,569
62,900	Equiniti Group PLC [1]	175,721
154,856	Huntsworth PLC	180,531
61,534	Ibstock PLC [1]	192,278
18,059	Redrow PLC	140,783
39,730	Sabre Insurance Group PLC [1]	151,818
10,696	Safestore Holdings PLC - REIT	97,054
		1,977,880
	Total Common Stocks
	(Cost $12,142,602)	12,517,728

Principal Amount
	SHORT-TERM INVESTMENTS — 3.4%
$436,531	UMB Money Market Fiduciary, 0.25%2	436,531
	Total Short-Term Investments
	(Cost $436,531)	436,531

	TOTAL INVESTMENTS — 99.8%
	(Cost $12,579,133)	12,954,259

	Other Assets in Excess of Liabilities — 0.2%	26,022
	TOTAL NET ASSETS — 100.0%	$12,980,281

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,249,823, which represents 9.63% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Services	10.0%
Consumer Products	9.9%
Real Estate	8.0%
Software	4.5%
Medical Equipment & Devices	4.4%
Technology Services	4.3%
Transportation & Logistics	4.1%
Containers & Packaging	4.1%
Insurance	3.8%
Chemicals	3.7%
Electrical Equipment	3.5%
Health Care Facilities & Services	3.2%
Machinery	3.0%
Media	2.6%
Home & Office Products	2.3%
Asset Management	2.3%
Specialty Finance	1.8%
Aerospace & Defense	1.8%
Waste & Environ Services & Equip	1.6%
Leisure Products	1.6%
Distributors - Consumer Staples	1.6%
Banking	1.5%
Passenger Transportation	1.5%
Construction Materials	1.5%
Transportation Equipment	1.4%
Institutional Financial Services	1.1%
Apparel & Textile Products	1.0%
Engineering & Construction Services	1.0%
Automotive	1.0%
Retail - Consumer Staples	0.9%
Oil, Gas & Coal	0.9%
Metals & Mining	0.9%
Gaming, Lodging & Restaurants	0.8%
Manufactured Goods	0.8%
Total Common Stocks	96.4%
Short-Term Investments	3.4%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2019

	Emerging Markets Opportunities Fund	International Small Cap Fund
Assets:
Investments, at cost	$23,310,326	$12,579,133
Foreign currency, at cost	315,907	-
Investments, at value	$23,315,210	$12,954,259
Foreign currency, at value	320,090	-
Receivables:
Dividends and interest	51,937	66,022
Due from Advisor	-	2,851
India Tax Reimbursements	22,176	-
Prepaid expenses	12,822	7,031
Total assets	23,722,235	13,030,163

Liabilities:
Payables:
Advisory fees	10,935	-
Shareholder servicing fees (Note 7)	-	302
Fund services fees	19,969	19,150
Auditing fees	18,457	19,784
Shareholder reporting fees	3,172	432
Trustees' deferred compensation (Note 3)	3,020	3,001
Chief Compliance Officer fees	2,549	2,735
Legal fees	2,480	2,906
Trustees' fees and expenses	480	-
Accrued other expenses	1,322	1,572
Total liabilities	62,384	49,882
Net Assets	$23,659,851	$12,980,281

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$27,840,026	$19,385,659
Total accumulated deficit	(4,180,175)	(6,405,378)
Net Assets	$23,659,851	$12,980,281

Maximum Offering Price per Share:
Institutional Class
Net assets applicable to shares outstanding	$23,659,851	$4,690,171
Shares of beneficial interest issued and outstanding	2,704,414	361,262
Net asset value per share	$8.75	$12.98

Advisor Class
Net assets applicable to shares outstanding		$8,290,110
Shares of beneficial interest issued and outstanding		637,226
Net asset value per share		$13.01

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2019

	Emerging Markets Opportunities Fund	International Small Cap Fund
Investment income:
Dividends (net of foreign withholding taxes of $106,002 and $41,083, respectively)	$850,597	$431,391
Interest	2,290	1,140
Total investment income	852,887	432,531

Expenses:
Advisory fees	263,780	142,710
Fund services fees	97,596	81,689
Registration fees	19,279	34,495
Auditing fees	18,447	19,935
Legal fees	11,091	8,953
Shareholder reporting fees	8,308	5,070
Trustees' fees and expenses	7,503	5,575
Miscellaneous	3,678	4,458
Insurance fees	1,460	1,434
Chief Compliance Officer fees	1,383	2,867
Shareholder servicing fees (Note 7)	-	7,655
Total expenses	432,525	314,841
Advisory fees waived	(76,423)	(124,836)
Net expenses	356,102	190,005
Net investment income	496,785	242,526

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(2,677,161)[1]	(2,794,196)
Foreign currency transactions	(37,002)	(8,223)
Net realized loss	(2,714,163)	(2,802,419)
Net change in unrealized appreciation/depreciation on:
Investments	2,259,394	3,090,740
Foreign currency translations	3,816	19,683
Net change in unrealized appreciation/depreciation	2,263,210	3,110,423
Net realized and unrealized gain (loss)	(450,953)	308,004

Net Increase in Net Assets from Operations	$45,832	$550,530

[1]	Net of non-U.S. tax receivable of $ 22,176.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$496,785	$360,047
Net realized gain (loss) on investments and foreign currency transactions	(2,714,163)	1,673,552
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,263,210	(6,735,707)
Net increase (decrease) in net assets resulting from operations	45,832	(4,702,108)

Distributions to Shareholders:
Distributions	(382,468)	(1,009,907)
Total distributions to shareholders	(382,468)	(1,009,907)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	3,887,407	2,502,667
Reinvestment of distributions:
Institutional Class	369,612	992,379
Cost of shares redeemed:
Institutional Class[1]	(7,050,506)	(4,062,738)
Net decrease in net assets from capital transactions	(2,793,487)	(567,692)

Total decrease in net assets	(3,130,123)	(6,279,707)

Net Assets:
Beginning of period	26,789,974	33,069,681
End of period	$23,659,851	$26,789,974
Capital Share Transactions:
Shares sold:
Institutional Class	434,277	243,162
Shares reinvested:
Institutional Class	43,586	94,064
Shares redeemed:
Institutional Class	(803,845)	(386,006)
Net decrease in capital share transactions	(325,982)	(48,780)

[1]	Net of redemption fees of $58 and $435, respectively.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$242,526	$316,211
Net realized loss on investments and foreign currency transactions	(2,802,419)	(335)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,110,423	(5,986,975)
Net increase (decrease) in net assets resulting from operations	550,530	(5,671,099)
Distributions to Shareholders:
Distributions:
Institutional Class*	(92,617)	(230,486)
Advisor Class**	(237,734)	(708,415)
Total distributions to shareholders	(330,351)	(938,901)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class*	2,364,699	3,108,877
Advisor Class**	1,574,032	42,600,738
Reinvestment of distributions:
Institutional Class*	65,621	154,155
Advisor Class**	235,982	688,223
Cost of shares redeemed:
Institutional Class*,[1]	(2,619,061)	(1,832,563)
Advisor Class**,2	(14,399,533)	(29,267,055)
Net increase (decrease) in net assets from capital transactions	(12,778,260)	15,452,375

Total increase (decrease) in net assets	(12,558,081)	8,842,375

Net Assets:
Beginning of period	25,538,362	16,695,987
End of period	$12,980,281	$25,538,362
Capital Share Transactions:
Shares sold:
Institutional Class*	197,534	220,872
Advisor Class**	125,423	2,992,158
Shares reinvested:
Institutional Class*	5,976	11,504
Advisor Class**	21,414	51,321
Shares redeemed:
Institutional Class*	(212,640)	(147,321)
Advisor Class**	(1,173,675)	(2,311,219)
Net increase (decrease) in capital share transactions	(1,035,968)	817,315

*	Class I shares were redesignated into Institutional shares on October 1, 2019.
**	Investor Class shares were redesignated into Advisor shares on October 1, 2019.
[1]	Net of redemption fees of $832 and $0, respectively.
[2]	Net of redemption fees of $17,529 and $32,976, respectively.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.84	$10.74	$9.33	$8.78	$10.58
Income from Investment Operations:
Net investment income[1]	0.17	0.12	0.18	0.17	0.12
Net realized and unrealized gain (loss)	(0.13)	(1.69)	1.42	0.54	(1.46)
Total from investment operations	0.04	(1.57)	1.60	0.71	(1.34)
Less Distributions:
From net investment income	(0.13)	(0.33)	(0.19)	(0.16)	(0.16)
From net realized gain	-	-	-	-	(0.30)
Total distributions	(0.13)	(0.33)	(0.19)	(0.16)	(0.46)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$8.75	$8.84	$10.74	$9.33	$8.78

Total return[3]	0.48%	(15.20)%	17.76%	8.30%	(12.89)%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$23.7	$26.8	$33.1	$29.4	$30.2
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.64%	1.87%	1.92%	1.93%	1.94%
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.59%	0.62%	1.21%	1.33%	0.75%
After fees waived and expenses absorbed	1.88%	1.14%	1.78%	1.91%	1.34%
Portfolio turnover rate	48%	69%	69%	32%	51%

*	Shares were re-designated into Institutional Class shares on October 1, 2019.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Advisor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
*	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$13.72	$11.34	$11.15	$12.53
Income from Investment Operations:
Net investment income[1]	0.19	0.14	0.17	0.11	0.15
Net realized and unrealized gain (loss)	0.48	(0.52)	2.35	0.36	(0.54)
Total from investment operations	0.67	(0.38)	2.52	0.47	(0.39)

Less Distributions:
From net investment income	(0.23)	(0.81)	(0.14)	(0.13)	(0.16)
From net realized gain	-	-	-	(0.15)	(0.83)
Total distributions	(0.23)	(0.81)	(0.14)	(0.28)	(0.99)

Redemption fee proceeds[1]	0.02	0.02	- [2]	- [2]	- [2]
Net increase from payments by affiliates (Note 3)	-	-	- [2,3]	- [2,3]	-
Net asset value, end of period	$13.01	$12.55	$13.72	$11.34	$11.15

Total return[4]	5.80%	(2.95)%	22.42%	4.43%	(2.94)%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$8.3	$20.9	$12.8	$11.7	$34.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.02%	1.80%	1.84%	1.46%	1.24%
After fees waived and expenses absorbed	1.23%	1.22%	1.20%	1.18%	1.19%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.71%	0.42%	0.75%	0.79%	1.27%
After fees waived and expenses absorbed	1.50%	1.00%	1.39%	1.07%	1.32%
Portfolio turnover rate	54%	147%	50%	32%	38%

*	Investor Class shares were re-designated into Advisor shares on October 1, 2019.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	The Advisor reimbursed the International Small Cap Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017 and an affililate reimbursed the Fund $234 for losses caused by processing error during the fiscal year ended October 31, 2016. These reimbursements had no impact to the Fund's Performance.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$13.72	$11.35	$11.16	$12.54
Income from Investment Operations:
Net investment income[1]	0.19	0.15	0.17	0.12	0.16
Net realized and unrealized gain (loss)	0.48	(0.50)	2.35	0.35	(0.54)
Total from investment operations	0.67	(0.35)	2.52	0.47	(0.38)

Less Distributions:
From net investment income	(0.24)	(0.82)	(0.15)	(0.13)	(0.17)
From net realized gain	-	-	-	(0.15)	(0.83)
Total distributions	(0.24)	(0.82)	(0.15)	(0.28)	(1.00)

Redemption fee proceeds[1]	- [2]	-	- [2]	- [2]	- [2]
Net increase from payments by affiliates (Note 3)	-	-	- [2,3]	- [2,3]	-
Net asset value, end of period	$12.98	$12.55	$13.72	$11.35	$11.16

Total return[4]	5.72%	(2.96)%	22.46%	4.47%	(2.90)%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$4.7	$4.6	$3.9	$39.3	$135.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.94%	1.73%	1.79%	1.43%	1.20%
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.79%	0.49%	0.80%	0.82%	1.31%
After fees waived and expenses absorbed	1.58%	1.07%	1.44%	1.10%	1.36%
Portfolio turnover rate	54%	147%	50%	32%	38%

*	Class I shares were re-designated into Institutional Class shares on October 1, 2019.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	The Advisor reimbursed the International Small Cap Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017 and an affililate reimbursed the Fund $234 for losses caused by processing error during the fiscal year ended October 31, 2016. These reimbursements had no impact to the Fund's Performance.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1 – Organization

Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund”), each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Vaughan Nelson Funds are diversified funds. The Emerging Markets Opportunities Fund and International Small Cap Fund’s primary investment objective is to provide long-term capital appreciation. Prior to October 1, 2019, the Emerging Markets Opportunities Fund’s name was Advisory Research Emerging Markets Opportunities Fund and the International Small Cap Fund’s name was Advisory Research International Small Cap Value Fund.

The Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013 and is authorized to issue a single class of shares. The Fund re-designated it’s shares to Institutional Class shares effective October 1, 2019.

The International Small Cap Fund commenced investment operations on March 31, 2010 and is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Fund commenced operations on December 31, 2013. The Fund re-designated Investor Class shares to Advisor Class shares and Class I shares to Institutional Class shares effective October 1, 2019.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2016 – 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (ARI), a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”) on December 13, 2013. On October 1, 2019, two portfolio managers become employees of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). In anticipation of this move and on the recommendation of ARI, the Board of Trustees of the Trust (the “Board”), at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the current advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval. In addition, the Board approved the submission of a proposal to each Fund’s shareholders to approve the New Agreement. At the meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the New Agreement. A special meeting of Funds shareholders will be held to consider and vote on the New Agreement.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment advisor. In addition, the members of the portfolio management team that have managed each Fund since its inception as employees of ARI will continue to be members of the portfolio management team as employees of Vaughan Nelson. Under both the Interim Agreement and New Agreement, Vaughan Nelson will receive the same compensation that ARI receives from the Funds under the current advisory agreement. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Emerging Markets Opportunities Fund	1.00%
International Small Cap Fund	0.90%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets effective January 1, 2014
Emerging Markets Opportunities Fund – Institutional Class	1.35%
International Small Cap Fund - Advisor Class	1.30%
International Small Cap Fund – Institutional Class	1.15%

Effective October 1, 2019, the Emerging Markets Opportunities Fund’s single class shares were re-designated to Institutional Class shares. In addition, as of the Effective Date, the International Small Cap Fund’s Investor Class and Class I shares were re-designated to Advisor Class and Institutional Class shares, respectively.

This agreement is in effect until February 29, 2020 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2019 as stated below:

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Emerging Markets Opportunities Fund	$76,423
International Small Cap Fund	124,836

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2019, the amount of these potentially recoverable expenses was $419,051 and $539,405, for the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	Emerging Markets Opportunities Fund	International Small Cap Fund
2020	$177,705	$233,744
2021	164,923	180,825
2022	76,423	124,836
Total	$419,051	$539,405

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2019 are reported on the Statements of Operations as Fund services fees.

Natixis Distribution, L.P. serves as the Funds’ distributor (the “Distributor”). Prior to October 28, 2019, IMST Distributors, LLC was the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2019, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2019, are reported on the Statements of Operations.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 4 – Federal Income Taxes

At October 31, 2019, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund
Cost of investments	$23,764,658	$13,126,051

Gross unrealized appreciation	$1,947,717	$750,205
Gross unrealized depreciation	(2,397,165)	(921,997)
Net unrealized depreciation on investments	$(449,448)	$(171,192)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At October 31, 2019, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$1,862,118	$2,446,811	$4,308,929
International Small Cap Fund	5,849,772	609,628	6,459,400

As October 31, 2019, the components of accumulated deficit on a tax basis were as follows:

	Emerging Markets Opportunities	International Small Cap
	Fund	Fund

Undistributed ordinary income	$577,313	$228,358
Undistributed long-term capital gains	-	-
Tax accumulated earnings	577,313	228,358

Accumulated capital and other losses	(4,311,949)	(6,462,401)
Unrealized depreciation on investments	(449,448)	(171,792)
Unrealized appreciation on foreign currency translations	3,909	457
Total accumulated deficit	$(4,180,175)	$(6,405,378)

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The tax character of distributions paid during the fiscal years ended October 31, 2019 and 2018 were as follows:

	Emerging Markets Opportunities Fund		International Small Cap Fund
	2019	2018	2019	2018

Distributions paid from:
Ordinary income	$382,468	$1,009,907	$330,351	$938,901
Net long-term capital gains	-	-	-	-
Total distributions paid	$382,468	$1,009,907	$330,351	$938,901

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase/(Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)

Emerging Markets Opportunities Fund	$147	$(147)
International Small Cap Fund	-	-

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2019 and the year ended October 31, 2018, redemption fees were as follows:

	October 31, 2019	October 31, 2018
Emerging Markets Opportunities Fund	$58	$435
International Small Cap Fund	18,361	32,976

Effective October 1, 2019, the redemption fee for the Funds have been removed.

Note 6 – Investment Transactions

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Emerging Markets Opportunities Fund	$12,104,840	$14,616,769
International Small Cap Fund	8,501,800	22,130,190

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Small Cap Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Effective October 1, 2019, Investor Class shares were re-designated to Advisor Class shares.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

For the year ended October 31, 2019, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Funds’ assets carried at fair value:

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$818,275	$-	$818,275
Consumer Discretionary	1,608,847	1,057,913	-	2,666,760
Consumer Staples	318,589	565,930	-	884,519
Energy	1,142,483	673,666	-	1,816,149
Financials	2,807,965	5,363,780	-	8,171,745
Health Care	177,653	385,049	-	562,702
Industrials	443,836	1,529,332	-	1,973,168
Materials	648,314	703,806	-	1,352,120
Technology	-	3,795,890	-	3,795,890
Utilities	-	737,042	-	737,042
Total Common Stocks	7,147,687	15,630,683	-	22,778,370
Short-Term Investments	536,840	-	-	536,840
Total Investments	$7,684,527	$15,630,683	$-	$23,315,210

International Small Cap Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$180,532	$159,448	$-	$339,980
Consumer Discretionary	254,778	2,110,940	-	2,365,718
Consumer Staples	365,477	1,239,377	-	1,604,854
Energy	-	120,163	-	120,163
Financials	248,872	2,151,478	-	2,400,350
Health Care	-	995,963	-	995,963
Industrials	385,843	1,840,351	-	2,226,194
Materials	-	1,316,983	-	1,316,983
Technology	-	1,147,523	-	1,147,523
Total Common Stocks	1,435,502	11,082,226	-	12,517,728
Short-Term Investments	436,531	-	-	436,531
Total Investments	$1,872,033	$11,082,226	$-	$12,954,259

* The Fund did not hold any Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 23, 2019, to shareholders of record on December 20, 2019 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Emerging Markets Opportunities Fund	Institutional Class	$0.00000	$0.00000	$0.25575
Emerging Markets Opportunities Fund	Investor Class	0.00000	0.00000	0.23866
International Small Cap Fund	Advisor Class	0.00000	0.00000	0.22369
International Small Cap Fund	Institutional Class	0.00000	0.00000	0.23376
International Small Cap Fund	Investor Class	0.00000	0.00000	0.24691

On December 2, 2019, a new class of shares, Investor Class, was launched and is available for purchase for Emerging Markets Opportunities Fund and International Small Cap Fund. This Investor Class shares are subject to Distribution and Service (Rule 12b-1) fees at the annual rate of up to 0.25% of average daily net assets attributable to such class shares of each Fund.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Vaughan Nelson Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Vaughan Nelson Emerging Markets Opportunities Fund (Formerly, Advisory Research Emerging Markets Opportunity Fund) and Vaughan Nelson International Small Cap Fund (Formerly, Advisory Research International Small Cap Value Fund) (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2019

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2019, 0.00%, and 0.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Emerging Markets Opportunities Fund and International Small Cap, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Emerging Markets Opportunities Fund and International Small Cap Fund designate income dividends of 52.47% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2019.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund and International Small Cap Value Fund, designate $642,644 and $281,177, respectively, of income derived from foreign sources and $103,622 and $33,870, respectively, of foreign taxes paid for the fiscal year ended October 31, 2019.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2019, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.2376	$0.0383
International Small Cap Fund	$0.2816	$0.0339

Results of Shareholder Meeting

At a meeting held on December 6, 2019, shareholders of the Emerging Markets Opportunities Fund approved the New Advisory Agreement between the Trust and Vaughan Nelson Investment Management, LP. The percentage of share outstanding and entitled to vote that were present by proxy was 93.79%. The number of shares voted were as follows:

For	Against	Abstain	Total
2,519,351	-	-	2,519,351

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 888-660-6610. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), 361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014); and President, 361 Social Infrastructure Fund (December 2019 – present).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; and Treasurer, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016); and Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015); and Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements (Unaudited)

At an in-person meeting held on September 18-19, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”) and the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund” and together with the Emerging Markets Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire.

At the same in-person meeting, the Board, including the Independent Trustees, unanimously approved a new advisory agreement (the “New Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund, in connection with a pending management buy-out of Piper Jaffray Companies’ ownership interest in the Investment Advisor (the “Transaction”), which would result in a change of control of the Investment Advisor (“New ARI”). Under the 1940 Act, the change of control of the Investment Advisor would result in the automatic termination of the existing Advisory Agreement, and the New Advisory Agreement was proposed to ensure continuity of management until the Funds began to be managed by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), as further described below. The New Advisory Agreement would be identical in all material respects to the existing Advisory Agreement, except for differences reflecting certain requirements of Rule 15a-4 under the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. The Board approved the New Advisory Agreement, and New ARI began providing services to the Funds under the New Advisory Agreement on September 27, 2019, upon the closing of the Transaction.

Effective October 1, 2019, Kevin A. Ross and Marco Priani, the portfolio managers for the Funds, would become employees of Vaughan Nelson. In anticipation of this move and at the same in-person meeting, the Board was asked to consider and approve the following, effective October 1, 2019: (i) the termination of the New Advisory Agreement between New ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “Vaughan Nelson Agreement”), pursuant to which Vaughan Nelson would serve as investment adviser for each Fund, effective upon shareholder approval. In addition, to avoid disruption of the Funds’ investment management programs, the Board was asked to approve an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, pursuant to which Vaughan Nelson would provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the Vaughan Nelson Agreement. The terms of the Interim Agreement would be the same as the New Advisory Agreement, except for differences reflecting certain requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. The Board approved the Interim Agreement and the Vaughan Nelson Agreement, subject to approval of the Vaughan Nelson Agreement by each Fund’s shareholders, and Vaughan Nelson began providing services to the Funds under the Interim Agreement on October 1, 2019.

In approving renewal of the Advisory Agreement and approving the New Advisory Agreement, the Interim Agreement, and the Vaughan Nelson Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of each Fund and its shareholders.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Agreement

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Emerging Markets Fund’s annualized total return for the five-year period was below the MSCI Emerging Markets SMID Index return and the Diversified Emerging Markets Fund Universe and Peer Group median returns by 1.85%, 3.28%, and 3.69%, respectively. The Fund’s total return for the one-year period was below the MSCI Index return by 1.60%, the Peer Group median return by 3.91%, and the Fund Universe median return by 5.04%. The Fund’s annualized total return for the three-year period was below the MSCI Index return and the Peer Group and Fund Universe median returns by 3.18%, 5.13%, and 5.41%, respectively. However, the Fund’s returns in 2014 and 2016 were above the returns of the Index, and the Fund’s returns in 2014, 2015 and 2016 were above the median returns of the Fund Universe. The Trustees noted the Investment Advisor’s belief that the strong performance of growth stocks relative to value stocks hindered the Fund’s relative performance over the one-, three- and five-year periods. The Trustees also noted the Investment Advisor’s explanation that the Fund underperformed the Index during the most recent year primarily due to the Fund’s investments in consumer discretionary stocks. The Trustees also considered the Investment Advisor’s confidence in the long-term prospects of the Fund’s holdings.

•	The International Small Cap Fund’s annualized total return for the three-year period was above the MSCI EAFE Small Cap Index return and the Peer Group and Foreign Small/Mid Value Fund Universe median returns. The Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns, but below the MSCI Index return by 0.53%. The Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns, but below the MSCI Index return by 1.52%. The Trustees noted that in 2018 and 2019 the Fund received a four-star rating from Morningstar.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and slightly higher than the Diversified Emerging Markets Fund Universe median by 0.02%. The Trustees noted that the Fund’s advisory fee was higher than the fee that the Investment Advisor charges to co-manage a separate account for an institutional client with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional client. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.09% and 0.19%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Value Fund Universe medians. The Trustees noted that the Fund’s advisory fee was lower than the Investment Advisor’s fee to manage a private investment fund that has similar objectives and policies as the Fund. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.01% and 0.11%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2019, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Emerging Markets Fund and International Small Cap Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the Emerging Markets Fund and International Small Cap Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

New Advisory Agreement

Background

In advance of the meeting, the Board received information about the Funds and the New Advisory Agreement from New ARI and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of New ARI; information regarding the background, experience, and compensation structure of relevant personnel who had and would continue to provide services to the Funds; information about New ARI’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of New ARI’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index, Peer Group and Fund Universe for the one-, three-, and five-year periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of New ARI were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The information reviewed by the Board regarding the performance of the Funds is described above under “Advisory Agreement.” There was no change in the investment strategies of the Funds or the investment personnel providing services to the Funds in connection with the Transaction and proposed appointment of New ARI as the investment advisor to the Funds.

The Board also considered the overall quality of services to be provided by New ARI to the Funds. In doing so, the Board considered New ARI’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of New ARI, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by New ARI to the Funds were satisfactory.

Advisory Fee and Expense Ratio

The information reviewed by the Board regarding the advisory fees and expenses paid by the Funds is described above under “Advisory Agreement.” There was no change to the fees and expenses of the Funds in connection with the Transaction and proposed appointment of New ARI as the investment advisor to the Funds.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to New ARI under the New Advisory Agreement was fair and reasonable in light of the nature and quality of the services New ARI was expected to provide to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by New ARI relating to its estimated costs and profits with respect to each Fund. The information included the Investment Advisor’s actual costs and profits for the year ended June 30, 2019, adjusted to reflect the expected effects of the Transaction. The Board noted New ARI’s indication that its anticipated profitability with respect to the Emerging Markets Fund and the International Small Cap Fund were similar to the actual profitability of the Investment Advisor with respect to those Funds for the year ended June 30, 2019, and that the Investment Advisor had waived significant portions of its advisory fees for each of those Funds. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the expected profits of New ARI from its relationships with the Emerging Markets Fund and the International Small Cap Fund were reasonable.

The Board also considered the benefits to be received by New ARI as a result of New ARI’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of New ARI’s compliance program, and the intangible benefits of New ARI’s association with the Funds generally and any favorable publicity arising in connection with a Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the New Advisory Agreement with respect to each Fund.

Interim Agreement and Vaughan Nelson Agreement

Background

In advance of the meeting, the Board received information about the Funds, the Interim Agreement and the Vaughan Nelson Agreement from Vaughan Nelson and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Vaughan Nelson; information regarding the background, experience, and compensation structure of relevant Vaughan Nelson personnel who would be providing services to the Funds; information about Vaughan Nelson’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of Vaughan Nelson’s overall relationship with each Fund; information regarding the performance of each Fund; and information on Vaughan Nelson’s proposed advisory fees and each Fund’s total expenses. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Interim Agreement and the Vaughan Nelson Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Vaughan Nelson were present during the Board’s consideration of the Interim Agreement and the Vaughan Nelson Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Interim Agreement and the Vaughan Nelson Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board noted that no changes to the Funds’ investment objectives and investment strategies were being proposed and that the investment advisory personnel of the Investment Advisor who provided services to the Funds would continue to do so as employees of Vaughan Nelson. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of each Fund for periods during which the Investment Advisor served as investment advisor. The Board had previously reviewed the Funds’ performance when considering renewal of the Advisory Agreement and approval of the New Advisory Agreement. The Board also reviewed information provided by Vaughan Nelson regarding the performance of its domestic equity small cap value composite, which they noted Vaughan Nelson has managed using a similar investment style to those it would use to manage the Funds.

The Board considered the services to be provided by Vaughan Nelson to the Funds. In doing so, the Board considered Vaughan Nelson’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Funds. The Board also considered Vaughan Nelson’s indication that it did not anticipate any material changes in the services to be provided to the Funds under the Interim Agreement and the Vaughan Nelson Agreement compared to the services the Investment Advisor had provided to the Funds under the Advisory Agreement. In addition, the Board considered the overall quality of the organization and operations of Vaughan Nelson, as well as its compliance structure.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Based on its review, including the fact that the Funds’ current portfolio managers would continue to manage the Funds, the Board and the Independent Trustees concluded that Vaughan Nelson would have the capabilities, resources, and personnel necessary to manage the Funds.

Advisory Fee and Expense Ratio

The Board considered that no changes to the Funds’ current advisory fees or expense caps were being proposed in connection with approval of the Interim Agreement and the Vaughan Nelson Agreement. With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but slightly above the Diversified Emerging Markets Fund Universe median by 0.02%. The Trustees noted that the Fund’s advisory fee was greater than the fee Vaughan Nelson proposed to charge to an institutional client to manage separate account assets with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Vaughan Nelson’s institutional clients.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.09% and 0.19%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Value Fund Universe medians. The Trustees considered that Vaughan Nelson does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Vaughan Nelson.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.01% and 0.11%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

Based on its review, including its consideration of the fact that Vaughan Nelson’s compensation under the Interim Agreement and the Vaughan Nelson Agreement would be the same as the compensation of the Investment Advisor under the Advisory Agreement and New ARI under the New Advisory Agreement, the Board and the Independent Trustees concluded that the proposed compensation payable to Vaughan Nelson under the Interim Agreement and the Vaughan Nelson Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by Vaughan Nelson to each Fund.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale

The Board next considered information prepared by Vaughan Nelson relating to its estimated costs and profits with respect to each Fund for the upcoming year. The Board observed that Vaughan Nelson anticipated waiving its entire advisory fee and subsidizing certain of the operating expenses of the Vaughan Nelson International Small Cap Fund, and waiving a significant portion of its advisory fee with respect to the Vaughan Nelson Emerging Markets Fund, and considered that Vaughan Nelson did not anticipate it would realize a profit with respect to either Fund in the first year.

The Board also considered that the potential benefits received by Vaughan Nelson as a result of its relationship with the Funds, other than the receipt of its advisory fees, would include any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Vaughan Nelson’s compliance program, the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also noted that although the Interim Agreement and the Vaughan Nelson Agreement do not provide for any advisory fee breakpoints, the asset levels of the Funds were not likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Interim Agreement and the Vaughan Nelson Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the Interim Agreement and the Vaughan Nelson Agreement with respect to each Fund.

Vaughan Nelson Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vaughan Nelson Emerging Markets Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/19	10/31/19	5/1/19 – 10/31/19
Institutional Class	Actual Performance	$1,000.00	$950.10	$6.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Vaughan Nelson Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2019 (Unaudited)

Vaughan Nelson International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/19	10/31/19	5/1/19 – 10/31/19
Advisor Class	Actual Performance	$1,000.00	$1,007.70	$6.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.93	6.33
Institutional Class	Actual Performance	1,000.00	1,007.80	5.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.86

*	Expenses are equal to the Fund’s annualized expense ratios of 1.24% and 1.15% for Advisor Class and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

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Vaughan Nelson Funds

 Each a series of Investment Managers Series Trust

Investment Advisor

Vaughan Nelson Investment Management, L.P.

600 Travis Street, Suite 6300

Houston, Texas 77002-3071

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Natixis Distribution, L.P

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

FUND INFORMATION

	TICKER	CUSIP
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	ADVMX	461 41P 552
Vaughan Nelson International Small Cap Value Fund – Advisor Class	ADVIX	461 418 741
Vaughan Nelson International Small Cap Value Fund – Institutional Class	ADVLX	461 41P 412

Privacy Principles of the Vaughan Nelson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vaughan Nelson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 660-6610, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 660-6610 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 660-6610.

Vaughan Nelson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 660-6610

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 660-6610.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$ 32,550	$ 30,900
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/9/20